CNFR Annual Shareholder Meeting May 20, 2020 Ex 99.1

Safe Harbor Statement This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the impact of COVID-19 on the economy and on our business, occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which should be read in conjunction with this presentation. The company and its subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Highlights: 2019 & Q1 2020 Significant Reduction in Wind-Exposed Personal Lines Premium in 2019 Reduced overall wind risk should lead to greater earnings stability Nimble Infrastructure & Exceptional Team Enables Resilience Early investments in technology have paid off in seamless shift to remote operations Employee adaptability shines in continued commitment to superior customer service Growth in Profitable Programs in Q1 2020 Steady growth with GWP up 4% Commercial and Personal Lines accident year combined ratio of less than 95% for the quarter All departments / functions running smoothly Maintaining High Premium Retention Rates

Business Mix Maintaining high premium retention: 93% of total premiums in 2019 were from core commercial business Continued reduction in wind exposed business leading to even lower PML’s – less volatility expected as we approach wind season Current accident year combined ratios for Q1 2020: Commercial Lines 94.9% (vs. 96.5% for Q1 2019) Personal Lines 92.9% (vs. 148.5% for Q1 2019) Maintaining premium retention in the high 80’s Conversely, new business generation has tapered off Previous efforts to reduce wind exposure led to significant improvement in Personal Lines profitability Gross Written Premium for YE 2019 Our Focus: Disciplined, Sustained, Retention to Generate Consistent Return on Equity

Gross Written Premium Total Gross Written Premium was $102 million as of December 31, 2019 GWP was $25.1M for Q1 2020, up 3.6% over the same period in 2019 Commercial Lines accident year combined for Q1 2020 was 94.9% Personal Lines accident year combined for Q1 2020 was 92.9% Net Earned Premium was $89 million as of December 31, 2019 NEP was $22.0M in Q1 2020, up 2% from $21.7M in Q1 2019 Commercial Lines NEP saw a slight decrease to $20.4M for Q1 2020 Personal Lines NEP was up 60.4% to $1.6M for Q1 2020 3.6% increase $24.2M $25.1M $104.4M $101.9M

Commercial Lines Overview Commercial Lines represented roughly 93% of the premium written in Q1 2020 As anticipated, Michigan remains our largest state in terms of premium for Q1 2020 Conifer continues to write Commercial Lines in all 50 states YTD March 31, 2020 Top Five States Gross Written Premium $ in thousands Michigan $ 6,091 26.0% Florida 3,486 14.9% Texas 1,579 6.7% Pennsylvania 1,074 4.6% California 1,050 4.5% All Other 10,164 43.3% Total $ 23,444 100.0% Q1 2020 Gross Written Premium 3.8% increase $22.6M $23.4M

Personal Lines Overview Personal Lines production was approximately 7% of total premium in Q1 2020 Reflects growth in low-value dwelling segment with Texas as largest state Personal Lines loss ratio of 49.8% for Q1 2020 YTD March 31, 2020 Top Five States Gross Written Premium $ in thousands Texas $ 897 54.7% Indiana 415 25.3% Illinois 107 6.5% Nevada 105 6.4% Florida 70 4.3% All Other 46 2.8% Total $ 1,640 100.0% Gross Written Premium $1.6M $1.6M 34% decrease in wind-exposed premium

Results Overview: Combined Ratio 112.3% 110.8% 150 basis point improvement Continued focus on profitable lines to drive overall combined ratio improvement Commercial Lines combined ratio was 106.6% for 2019, down from 109.4% for 2018 YE 2019 AY combined ratio of 97.6% Q1 2020 AY combined ratio of 94.9% Underwriting changes demonstrating results: Personal Lines combined ratio was 96.9% in Q1 2020 (AY combined ratio of 92.9%)

Financial Results: Consolidated Balance Sheet Shareholders’ equity of $36.5 million – book value of $3.81 a share $1.55 per share full valuation allowance against deferred tax assets not reflected in book value Total adjusted book value of $5.36 as of quarter ended March 31, 2020 Summary Balance Sheet $ in thousands March 31, 2020 March 31, 2019 Cash & Invested Assets $ 182,337 $ 177,196 Reinsurance Recoverables 25,768 27,734 Goodwill and Intangible Assets 1,060 985 Total Assets $ 249,012 $ 247,265 Unpaid Losses and Loss Adjustment Expenses 109,657 107,246 Unearned Premiums 50,534 51,503 Debt 36,669 35,824 Total Liabilities $ 212,474 $ 204,540 Total Shareholders' Equity $ 36,538 $ 42,725

Organizational Overview: Corporate Structure

Conifer Holdings, Inc.

Insurance Holding Company
MI Domicile

Incorporated: 10/27/2009

Conifer Insurance Company

Property & Casualty Insurance Company

100% owned by CHI
MI Domicile

Acquired: 12/21/2009

White Pine Insurance Company

Property & Casualty Insurance Company

100% owned by CHI
MI Domicile

Acquired: 12/28/2010

Sycamore Insurance Agency

DBA Blue Spruce Underwriters

Insurance Agency

100% owned by CHI
MI Domicile

Created: 5/9/2012
DBA: 10/8/2015

Venture Agency Holdings, Inc.

50% owned by SIAI
50% owned by JB
MI Domicile

Created: 12/29/2013

Red Cedar Insurance Company

Pure Captive Insurance Company

100% owned by CHI
DC Domicile

Formed: 10/12/2011

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Corporate Overview: Our Companies Conifer Holdings, Inc. provides niche market insurance programs through Conifer Insurance Company and White Pine Insurance Company on both an admitted and E&S basis. Our vertically integrated MGA, Sycamore Insurance Company, is available to retail agents in need of a conduit to access our E&S states. Blue Spruce Underwriters Specializes in Quick Service (QSR) and Casual Dining Restaurants Available in all 50 states Conifer Insurance Company Founded in 2009 Able to write business in 49 states (exc. NY) E&S in 45 states, Admitted in 4 (MI, IL, IN, SD) Sycamore Insurance Agency Wholly owned MGA Acts as a conduit for retail agents to access and write E&S policies Facilitates specialty programs and markets on a select basis Venture Agency Specializes in security, alarm and private investigator risks Available in all 50 states White Pine Insurance Company Licensed & Admitted in 42 states Program Portfolio Hospitality Liquor Liability Security Guards, Alarm Contractors & Private Investigators Quick Service Restaurants Workers’ Compensation Cannabis Specialty Homeowners

Organizational Overview: Board of Directors James G. Petcoff Chairman, CEO & Founder As Chairman and Chief Executive Officer of Conifer Holdings, Inc., Jim Petcoff is responsible for establishing the overall direction and materializing the strategy of the Company. Mr. Petcoff founded the Company in 2009. He has over 35 years of insurance industry experience including founding North Pointe Insurance Company in 1986, taking it public in 2005 and facilitating the sale to QBE Insurance Group in 2008. Mr. Petcoff has a B.A. from Michigan State University, a M.B.A. from University of Detroit and a J.D. from University of Detroit School of Law. His extensive executive leadership and public company expertise provides irreplaceable direction for the continued growth of the Company. Nicholas J. Petcoff Director & Executive Vice President Nick Petcoff is a Director and Executive Vice President of Conifer Holdings, Inc. He oversees the Company's commercial lines underwriting and marketing, reinsurance, claims and information technology functions. Mr. Petcoff has been with the Company since 2009 and has over 14 years of experience in the insurance industry. Prior to joining Conifer, Mr. Petcoff served as Underwriting Manager of Personal Lines and Vice President of Home Pointe Insurance Company. Mr. Petcoff has a B.B.A. from the University of Notre Dame and a M.B.A. from Loyola University Chicago. His unique expertise in the areas of underwriting and treaty reinsurance allows the company to readily understand and conceptualize market needs. Andrew D. Petcoff Director & Senior Vice President Andrew D. Petcoff is a Director and Senior Vice President for Conifer Holdings, Inc. He is also President of Sycamore Insurance Agency, a wholly owned Conifer subsidiary. Mr. Petcoff has primary responsibility over select underwriting lines, reinsurance, marketing and all agency development for the Company. He has been with the Company since 2009 and has over 13 years of experience in the insurance industry. Mr. Petcoff earned a B.A. from Mount St. Mary's University and M.B.A. from Loyola University Maryland. A broad range of functional expertise in underwriting, marketing, reinsurance, and claims equips Mr. Petcoff with the insight and understanding to sustainably cultivate business with the greatest net effect.

Organizational Overview: Board of Directors (continued) Jeffrey A. Hakala Director Jeff Hakala is the Chief Executive Officer and co-Chief Investment Officer of Clarkston Capital Partners, LLC, an Investment management firm with offices in Rochester and Bloomfield Hills, Michigan. Prior to Mr. Hakala co-founding Clarkton Capital Partners in 2007, he served as a portfolio manager for multiple investment management firms and worked in public accounting. Mr. Hakala was elected to the Conifer Holdings, Inc. Board of Directors in 2018. In addition, Mr. Hakala also serves as a Director and member of the Audit Committee of Waterford Bancorp, Inc. Mr. Hakala holds a B.A. in accounting and M.B.A. from Michigan State University and is both a Chartered Financial Analyst and a registered Certified Public Accountant. Mr. Hakala’s over 25 years of experience in portfolio investment management and public accounting brings inimitable investment strategy and financial expertise to the Board. John W. Melstrom Director John W. Melstrom is a founder and Partner Emeritus of Fenner, Melstrom and Dooling, a Birmingham, Michigan C.P.A. firm. With over 50 years as a practicing C.P.A. and a serial entrepreneur, Mr. Melstrom has broad knowledge and experience in multiple businesses and has served in various capacities as owner, advisor, counselor or director. Throughout his career, Mr. Melstrom has served, often in the leadership role of Chairman or Vice Chairman, on multiple boards, both public and private and has been active in his community by serving on multiple civic or charitable boards. Mr. Melstrom was elected to the Board of Directors of Conifer Holdings, Inc in 2019. Mr. Melstrom received his Bachelor of Science degree in accounting from Michigan State University in 1963 and is a practicing Certified Public Accountant licensed in the State of Michigan. Jorge J. Morales Director Jorge Morales has nearly 30 years of experience in the staffing industry, holding various positions including founder, owner and President of multiple staffing organizations. Mr. Morales owned and also served as the Chief Executive Officer of CNI, Inc., an automotive supplier specializing in quality interior trim products, for 18 years until his retirement from the company in 2016. Mr. Morales was elected to the Conifer Holdings, Inc. Board of Directors in 2010. He previously served on the Board of Directors of North Pointe Holdings Corp., a Nasdaq listed, US-based P&C insurance company, prior to its sale to QBE Insurance Group in 2008. Mr. Morales has a B.A. from Oakland University. Mr. Morales’ executive management experience across a broad range of industries brings important expertise regarding operational and management issues considered by our Board.

Organizational Overview: Board of Directors (continued) Isolde G. O’Hanlon Director Isolde O'Hanlon currently serves as principal of Insurance Consulting Associates, a firm she founded to provide M&A and Capital Advisory services to insurance carriers, brokers and service providers. She also provides advice to private equity and pension funds who are evaluating investments in the sector. Ms. O’Hanlon was elected to the Conifer Holdings, Inc. Board of Directors in 2017. Ms. O’Hanlon received a B.A. in Economics from Smith College. With 25 plus years of experience in the Insurance Investment Banking field, Her expertise serving small to mid-cap insurance clients in strategic advisory and capital-raising is a valuable addition to the Board. Joseph D. Sarafa Director Joe Sarafa has over 30 years of experience as a practicing attorney and is the co-owner of a property management and development company in Michigan. Since 2010, Mr. Sarafa has been a partner with the firm Moothart & Sarafa, PLC. Mr. Sarafa was elected to the Conifer Holdings, Inc. Board of Directors in 2012 and named the Chair of the Nominating and Corporate Governance Committee in 2015. Mr. Sarafa is very involved in the community, serving multiple businesses and charitable organizations in various capacities over the years and currently serves on multiple boards in an array of industries. Mr. Sarafa has a B.S. from the University of Michigan and a J.D. from the University of Detroit - School of Law. He was admitted to the State Bar of Michigan in 1983 and has practiced law for 32 years. His legal experience and years of providing counsel to a broad range of industries brings important expertise in the areas of governance, compliance, and regulatory issues to the Board. Richard Jamison Williams, Jr. Director Rick Williams is a founder and Managing Partner of Williams, Williams, Rattner & Plunkett, P.C. and has over 45 years of experience as a practicing attorney specializing in business law. Mr. Williams was elected to the Conifer Holdings, Inc. Board of Directors in 2009. He is a Director of a number of companies, including Penske Corporation, Clarke Power Services and Green Optics. Mr. Williams’ civic responsibilities include serving on the Boards of Trustees of Cranbrook Educational Community, Detroit Symphony Orchestra and Beaumont Hospital. Mr. Williams brings extensive experience in a wide variety of transactions, and his legal judgment and experience strengthens our Board in its consideration of various governance and strategic issues.

Organizational Overview: Executive Management James Petcoff Chairman, CEO & Founder As Chairman & Chief Executive Officer of Conifer Holdings, Inc., Jim Petcoff is responsible for establishing the overall direction and materializing the strategy of the Company. Mr. Petcoff founded the Company in 2009. He has over 35 years of insurance industry experience, including founding North Pointe Insurance Company in 1986, taking it public in 2005 and facilitating the sale to QBE Holdings Inc. in 2008. Mr. Petcoff has a B.A. from Michigan State University, a M.B.A. from University of Detroit and a J.D. from University of Detroit School of Law. His extensive executive leadership and public company expertise provides irreplaceable direction for the continued growth of the Company. Brian Roney President As President of Conifer Holdings, Inc., Brian Roney oversees the Company's finance and investor relations functions, as well as general operations. He has been with the Company since 2010 and has over 20 years of experience in the insurance industry. Mr. Roney has a B.A. from the University of Notre Dame and a M.B.A. from the University of Detroit. Mr. Roney has more than 30 years of financial services experience and spent 10 years in the securities industry as a principal with a broker-dealer, where he specialized in public and private offerings and held FINRA (NASD) Series 7, 24 and 63 licenses. Mr. Roney's prior experience as the CFO, EVP and Treasurer of multiple publicly traded insurance companies brings vital public company expertise to the executive leadership team. Nicholas Petcoff Executive Vice President & Director As Director and Executive Vice President of Conifer Holdings, Inc., Nick Petcoff oversees the Company's commercial lines underwriting and marketing, reinsurance, claims and information technology functions. Mr. Petcoff has been with the Company since 2009 and has over 14 years of experience in the insurance industry. Mr. Petcoff’s unique expertise in the areas of underwriting, claims and treaty reinsurance directs our company’s overall strategies and allows the company to readily understand and conceptualize market needs and grow the business. Andrew Petcoff Senior Vice President & Director As Director and Senior Vice President for Conifer Holdings, Inc., Andy Petcoff has primary responsibility over select underwriting lines, reinsurance, marketing and all agency development for the Company. Mr. Petcoff is also President of Sycamore Insurance Agency, a wholly owned Conifer subsidiary. He has been with the Company since 2009 and has over 13 years of experience in the insurance industry. A broad range of functional expertise in underwriting, marketing, reinsurance, and claims equips Mr. Petcoff with the insight and understanding to sustainably cultivate business with the greatest net effect. Harold Meloche Chief Financial Officer As Chief Financial Officer and Treasurer of Conifer Holdings, Inc., Harold Meloche has primary responsibility over accounting and financial reporting. Mr. Meloche has been with the Company since 2013 and has over 26 years of experience in the insurance industry. Mr. Meloche is a registered Certified Public Accountant and his analytical expertise bears considerable value to the Company’s financial leadership team.